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                                                                   Exhibit 10.3

                                 AMENDMENT NO. 4
                              TO THE NATIONAL CITY
                           SAVINGS AND INVESTMENT PLAN
               (as amended and restated effective January 1, 2001)
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         National City Corporation, a Delaware corporation, and National City
Bank, a national banking association, Trustee, hereby evidence the adoption of this Amendment No. 3 to the National City Savings and Investment Plan, as amended and restated effective January 1, 2001 (the "Plan").

1. Effective April 9, 2004, Section 1.1 of Article I of the Plan is hereby amended by the deletion of paragraph (a) of subsection (14) thereunder in its entirety and the substitution in lieu thereof of a new paragraph (a) to read as follows:

                  "(14) Covered Employee: (a) An Employee of an Employer, including a salaried executive officer but not a director, as such, but excluding: (i) any person employed as a student intern, (ii) any person who is a law enforcement officer employed by a local, county or state government and who is hired by an Employer to perform off-duty security services, (iii) any person who is an Employee of an Employer who is included in its Special Project Employee Employment classification,
         (iv) any person employed by National Processing Incorporated or a subsidiary thereof who is treated as a non-exempt employee under the Fair Labor Standards Act, (v) any Employee who is a nonresident alien and who receives no earned income (within the meaning of Code section 911(d)(2)) from the Controlled Group which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3), (vi) any person who is a leased employee (within the meaning of Section 1.1(20)) or (vii) any person employed in a Former Allegiant Bank Area Position. For purposes of the foregoing sentence, the term `Former Allegiant Bank Area Position' shall mean any position as determined by a Controlled Group Member which is paid and tracked by the Allegiant Bank payroll system."


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         Executed at Cleveland, Ohio this _______ day of April, 2004.


NATIONAL CITY BANK, TRUSTEE                 NATIONAL CITY CORPORATION


By:_____________________________            By:________________________________

Title:__________________________            Title:_____________________________

                                            By:________________________________

                                            Title:_____________________________



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